UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2019

OSIRIS THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-32966	71-0881115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 545-1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

On March 12, 2019, Osiris Therapeutics, Inc., a Maryland corporation (the “Company” or “Osiris”), issued a press release announcing entry into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Smith & Nephew plc, an English public limited liability company, Smith & Nephew Consolidated, Inc., a Delaware corporation (“Parent”), and Papyrus Acquisition Corp., a Maryland corporation and an direct subsidiary of Parent (“Sub”), providing for the merger of Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned direct subsidiary of Parent. The Company distributed the following materials with respect to the proposed transactions contemplated by the Merger Agreement, the full text of which are attached hereto as Exhibits 99.1 to 99.3 and incorporated herein by reference:

•                  Press Release (Exhibit 99.1)

•                  Letter from the Company’s President and Chief Executive Officer (Exhibit 99.2)

•                  Frequently Asked Questions (Exhibit 99.3)

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Osiris Therapeutics, Inc., dated March 12, 2019.
99.2	Letter from Samson Tom, President and Chief Executive Officer of Osiris Therapeutics, Inc., to Employees of Osiris Therapeutics, Inc., dated March 12, 2019.
99.3	Frequently Asked Questions, dated March 12, 2019.

IMPORTANT INFORMATION

The tender offer for the shares of outstanding common stock of Osiris has not yet commenced. This communication is for informational purposes only and does not constitute an offer to buy or a solicitation of an offer to sell any securities of Osiris. The solicitation and offer to buy common stock of Osiris will only be made pursuant to an Offer to Purchase and related materials. At the time the tender offer is commenced, Smith & Nephew Consolidated, Inc. and Papyrus Acquisition Corp. will file a tender offer statement on Schedule TO with the United States Securities and Exchange Commission (the “SEC”) and thereafter Osiris will file a Tender Offer Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO THE TENDER OFFER OR WHETHER TO TENDER THEIR SHARES PURSUANT TO THE TENDER OFFER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION (INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER) AND THE PARTIES THERETO. Investors may obtain a free copy of the Solicitation/Recommendation Statement and other documents (when available) that Osiris files with the SEC at the SEC’s website at www.sec.gov, or free of charge from Osiris at www.osiris.com or by directing a request to Osiris at OsirisPR@Osiris.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve substantial risks and uncertainties, including statements regarding the completion of the transaction with Smith & Nephew plc. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions intended to identify statements about the future. These statements speak only as of the date of this communication and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Meaningful factors which could cause actual results to differ from these forward-looking statements include, without limitation: (i) uncertainties as to the timing of the tender offer and the subsequent merger; (ii) the risk that the tender offer or the subsequent merger may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of Osiris’ stockholders tendering their shares in the tender offer; (iv) the possibility that competing offers or acquisition proposals for Osiris will be made; (v) the possibility that any or all of the various conditions to the consummation of the tender offer or the subsequent merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require Osiris to pay a termination fee; (vii) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on Osiris’ ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (viii) risks related to diverting management’s attention from Osiris’ ongoing business operations; (ix) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability; and (x) other factors discussed in the “Risk Factors” and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Osiris’ Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 28, 2018, and risks that may be described in Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings by Osiris with the SEC. In addition to the risks described above, other unknown or unpredictable factors also could affect Osiris’ results. As a result of these factors, we cannot assure you that the forward-looking statements in this communication will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this communication. You should read this communication and the documents that we reference in this communication completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

Date: March 12, 2019	By:	/s/ Samson Tom
		Name:	Samson Tom
		Title:	President and Chief Executive Officer